UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported) March 17, 1997




 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
    NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST,
             NAVISTAR FINANCIAL 1994-C OWNER TRUST,
             NAVISTAR FINANCIAL 1995-A OWNER TRUST,
             NAVISTAR FINANCIAL 1995-B OWNER TRUST,
            NAVISTAR FINANCIAL 1996-A OWNER TRUST AND
              NAVISTAR FINANCIAL 1996-B OWNER TRUST
     (Exact name of Registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



              1-4146-1                         51-0337491
      (Commission File Number)     (I.R.S. Employer Identification No.)



     2850 West Golf Road Rolling Meadows, Illinois         60008
        (Address of principal executive offices)        (Zip Code)





 Registrant's telephone number including area code 847-734-4275

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                                                         FORM 8-K


            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


          On March 17, and 20, 1997, Registrant made available the Monthly Servicer Certificates for the Period of February 1997 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          See attached Exhibit Index.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-B OWNER TRUST,
                        NAVISTAR FINANCIAL 1996-A OWNER TRUST AND
                            NAVISTAR FINANCIAL 1996-B OWNER TRUST
                                                     (Registrant)







Date April 3, 1997                By:/s/ R. WAYNE CAIN
                                         R. Wayne Cain
                                         Vice President & Treasurer
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                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit No.   Description

              Navistar Financial 1994-A Owner Trust

   20.1       Monthly Servicer Certificate, dated March 17, 1997


              Navistar Financial 1994-B Owner Trust

   20.2       Monthly Servicer Certificate, dated March 17, 1997


              Navistar Financial 1994-C Owner Trust

   20.3       Monthly Servicer Certificate, dated March 20, 1997


              Navistar Financial 1995-A Owner Trust

   20.4       Monthly Servicer Certificate, dated March 20, 1997


              Navistar Financial 1995-B Owner Trust

   20.5       Monthly Servicer Certificate, dated March 17, 1997


              Navistar Financial 1996-A Owner Trust

   20.6       Monthly Servicer Certificate, dated March 17, 1997
              Exhibit A to Navistar Financial 1996-A Owner Trust

              Navistar Financial 1996-B Owner Trust

   20.7       Monthly Servicer Certificate, dated March 20, 1997